UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2020

KURA SUSHI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39012	26-3808434
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17932 Sky Park Circle, Suite H Irvine, California 92614	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (657) 333-4100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KRUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2020, Kura Sushi USA, Inc. (the “Company”) entered into a Revolving Credit Agreement (the “Revolving Credit Agreement”) with Kura Sushi, Inc., the holder of a majority of the Company’s capital stock (“Kura Japan”), which provides for a $20 million revolving credit line with a termination date of March 31, 2024.  The maturity date for amounts borrowed under the Revolving Credit Agreement is twelve months after the disbursement date, unless renewed or extended by mutual agreement of both parties for an additional twelve months.  The interest rate applied to amounts borrowed under the Revolving Credit Agreement will be determined at the time of each advance. The Company entered into the Revolving Credit Agreement as a precautionary measure in order to increase its access to liquidity in light of the restaurant closures and economic uncertainty resulting from the COVID-19 outbreak.

The foregoing is only a summary of the material terms of the Revolving Credit Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On April 14, 2020, Kura Sushi USA, Inc. issued a press release disclosing earnings and other financial results for its second fiscal quarter ended February 29, 2020, and that its management would review these results in a conference call at 5:00 p.m. (EST) on April 14, 2020. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Revolving Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

10.1	Revolving Credit Agreement, dated April 10, 2020, between Kura Sushi USA, Inc. and Kura Sushi, Inc.
99.1	Press Release dated April 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURA SUSHI USA, INC.

Date:	April 14, 2020	By:	/s/ Hajime Uba
		Name:	Hajime Uba
		Title:	Chairman, President and CEO